1Q 2016 Earnings


InVerde

NASDAQ: TGEN

Participants

John Hatsopoulos
- Co-Chief Executive Officer, Director

Benjamin Locke
- Co-Chief Executive Officer

Robert Panora
- President & Chief Operating Officer

David Garrison
- Chief Financial Officer

Ariel Babcock
- Director, Investor Relations



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Leading Manufacturer of Clean Energy Solutions

Tecogen
Advanced Modular CHP Systems

Leading provider of cost efficient, clean and reliable products for power production, heating and cooling which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint. With over 2,300 units shipped, Tecogen technology is revolutionizing distributed generation for customers in the small-to-mid size Combined Heat & Power ("CHP") market segment.



2000
2016
2002
2004
2006
2008
2010
2012
2014
Thermo Sale of TECOGEN to private investor group
First (and only) engine-driven CHP module to obtain full California Electric Rule 21 certification
CEC awards TGEN Research Contract for development of new Microgrid CHP Module
Spin Out of American DG Energy
InVerde Launched
Ilios Dynamics Created
First inverter-based CHP module to obtain CE mark for European Union (EU)
Ultera Emissions Reduction Technology Introduced
TGEN IPO
Ultratek Emissions JV Launched
InVerde e+ Introduced
Gas Company selling agreement

Tecogen
Advanced Modular CHP Systems

Q1 Highlights

Product Improvements

- InVerde e+ introduction
- GE Equipment Insight integration
- Will be integrated in Long Island school District ESCO project

ULTRATEK Results

- Phase 1 tests highly effective in reducing vehicle emissions
- 90% reduction of Carbon Monoxide
- 80% reduction in non-methane hydrocarbons (NMOG)

Ilios

- Ilios merger complete
- Gas company exclusive equipment selling agreement



1Q 2016 Results:

REVENUE	▪ $5.1M in 1Q16 revenues vs. $6.1M in 1Q15 and $4.3M in 4Q15 ▪ Products - $2.3M in 1Q16 product revenue vs. $3.5M in 1Q15 and $1.3M in 4Q15 ▪ Service – 9.5% total Service revenue growth vs 1Q15 – 16.9% growth in Services revenues Y/Y and 9.3% growth Q/Q demonstrates continued growth in long term revenue stream. – Partially offset by Installation revenue decline
GROSS PROFIT & MARGIN	▪ $1.7M in 1Q16 gross profit vs. $2.2M in 1Q15 and $1.6M in 4Q15 ▪ 33.9% gross margin in 1Q16 vs. 36.5% in 1Q15 and 37.4% in 4Q15 ▪ Service margin impacted by loss on legacy turnkey project ▪ Product margin improved to 31.5% vs 27.8% in 1Q15 driven by cost control initiatives and product sales mix
BACKLOG	▪ $13.1M in current backlog as of May 6, 2016 ▪ $11.5M 1Q16 end backlog vs $10.9M prior year backlog ▪ Backlog growth from increasing penetration of turnkey installation services and cogeneration sales.

Sales & Backlog


Backlog
Other
14%
Multi-Unit
Residential
42%
Recreation
3%
Health
Care
12%
Education
20%
Industrial
3%
Hospitality
6%


Installed Base*
Recreation
4%
Other
11%
Multi-Unit
Residential
36%
Health
Care
9%
Education
17%
Industrial
15%
Hospitality
7%

Current Product and Installation Backlog of $13.1M

Up 14% from $11.5M backlog at 1Q16 end and vs. $10.9M prior year backlog

Ahead of >$10M quarterly backlog goal

*Approximate recently installed base by end market as of YE 2015.

GE Equipment Insight



Proficy Vision
KPI
NOTIFY
NOTES
GLANCE
ANALYSIS
REPORTING
DASHBOARD
TASKS
Sites
Brooklyn
Connecticut
Watertown HS
Balance of Plant
Independent Meters
Temperature Control Panel
Los Angeles
Massachusetts
Michigan
New Jersey
New York
San Francisco
Yonkers
Tecogen Field Agents
Watertown HS CM75 SN 201044
Key Performance Indicators
O2 Sensor Voltage 725
Operating Mode 51
Power Output 75.1
Power Setpoint 75
Prealarm 0
RPM 1821
Refresh
Pan
Reset



Asset Details
Sites
Tecogen
Type: Company
Alarm Count: 0
Related Items
Brooklyn
Tecogen.Brooklyn
Type BN
Connecticut
Tecogen.Connecticut
Type CT
Los Angeles
Tecogen.Los Angeles
Type LA
Massachusetts
Tecogen.Massachusetts
Type MA
Michigan
Tecogen.Michigan
Type MI
New Jersey
Tecogen.New Jersey
Type NJ
New York
Tecogen.New York
Type NY
San Francisco

InVerde e^+

Tecogen
Advanced Modular CHP Systems

InVerde e^+ Features Offer Competitive Advantage

- Proprietary Inverter and generator
- State of the art controls integrating GE cloud-based real-time data analytics monitoring capability
- DC input compatible feature for battery or renewable integration
- 25% increase in electrical output
- Rapid 10 second blackstart capability for emergency power
- Low pressure gas requirement eliminating need for additional costly equipment


Tecogen
InVerde
INV-100 e+
Ultera

Re-establishes Tecogen as the leader in advanced modular inverter-based cogeneration innovation.

Tecogen
Advanced Modular CHP Systems

ULTRATEK: Emissions Progress

- Additional emissions-related patent awarded with several other filings still pending
- Constructed preliminary test module
- Phase 1 testing at AVL California Technology center completed in April
- Focus of Phase 1 was on base line testing and validation of Ultera system on a standard vehicle platform
- Initial results are positive
- Expect to share complete findings from Phase 1 in the near future


Ultera
EMISSION CONTROL

ULTRATEK: Results

- ✓ <u>**Ultera chemistry confirmed as effective on gasoline automotive engines**</u>
- ✓ Phase 1 focus on federally prescribed standard drive cycle tests
- ✓ 2016 light duty vehicle was compliant with current federal regulations on the standard test cycle
- ✓ Ultera proved especially effective during aggressive driving conditions
- ✓ Regulatory testing under real-world driving conditions would benefit Ultera technology



Standard Drive Cycle Results:

- Carbon Monoxide reduced by up to 90%
- Non-methane hydrocarbons (NMOG) reduced by up to 80%

Tecogen

Advanced Modular CHP Systems

Financial Metrics

Revenues, Margins, Growth

Tecogen Revenue Model & Outlook

- Three revenue streams
  - Product sales
  - Long-term service contracts **provide stable ongoing revenue**
  - Turnkey Installation through Tecogen service operations
- Targeting stable book-to-bill ratio of 1-1.5x
- Deliver ongoing expense improvement from lean manufacturing initiatives
- Targeting Gross Margins 35-40%
- Quarterly Backlog >$10M
- Full Year Op Ex ~$10M

	For the Quarter Ended		Y/Y Growth	% of Total Revenue
	March 31, 2016	March 31, 2015		
REVENUE				
Cogeneration	1,417,972	2,571,928		27.9%
Chiller & Heat Pump	848,176	965,947		16.7%
Total Product Revenue	2,266,148	3,537,875	-36%	**44.6%**
Service & Parts	2,188,322	1,872,366		43.1%
Installation Services	621,045	693,193		12.2%
Total Service Revenue	2,809,367	2,565,559	10%	**55.4%**
Total Revenue	**$ 5,075,515**	**$ 6,103,434**	-17%	
Gross Profit	**$ 1,719,344**	**$ 2,224,975**	-23%	
GROSS MARGIN				
Product Gross Margin	31.5%	27.8%	13%	
Service Gross Margin	35.8%	48.4%	-26%	
Gross Margin	**33.9%**	**36.5%**	-7%	

Consistent Financial Progress



Revenues
Trailing 4 Quarters - in Millions
25.00
20.00
15.00
10.00
5.00
0.00
2014 Q1
2014 Q3
2015 Q1
2016 Q3
2016 Q1
Products
Services



Gross Margin
Trailing 4 Quarters (%)
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2014 Q1
2014 Q3
2015 Q1
2016 Q3
2016 Q1



Backlog - Product and Installation Services
$ Millions
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16



Operating Expense Trend
Trailing 4Q
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1

Tecogen
Advanced Modular CHP Systems

Executing on Growth Strategy

OPERATIONS	▪ InVerde e+ sales traction and competitive advantage ▪ First gas company selling agreement for Ilios and Tecochill ▪ Backlog remains comfortably above >$10M backlog target ▪ Operational excellence initiatives continue to deliver on expense control and ~$10M in 2016 OpEx target ▪ Continued exploration of other partnership opportunities
SERVICE	▪ GE Equipment Insight real-time cloud-based equipment monitoring and data analytics for operational excellence ▪ Service revenue improvement from growing installed base
ULTRATEK	▪ Phase 1 testing completed and full data analysis underway ▪ Ultera validated for gasoline automotive applications ▪ Phase 2 testing and development expected to begin Summer 2016

Tecogen
Advanced Modular CHP Systems

InVerde
Inverter-Based Cogeneration

Tecochill
The Driving Force in Cooling

Q & A

NASDAQ: TGEN

Ilios
High Efficiency
Water Heater

Ultera
EMISSION CONTROL

Tecogen

Advanced Modular CHP Systems

Contact Information


TECOGEN

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, Co-CEO
781.622.1122
John.Hatsopoulos@tecogen.com

Ariel Babcock CFA, Director of Investor Relations
781.466.6413
Ariel.Babcock@tecogen.com